(BULL LOGO)
Merrill Lynch Investment Managers


Semi-Annual Report
October 31, 2001


MuniHoldings
Fund, Inc.


www.mlim.ml.com


MuniHoldings Fund, Inc. seeks to provide shareholders with current income exempt from Federal income taxes by investing primarily in a portfolio of long-term, investment-grade municipal obligations the interest on which, in the opinion of bond counsel to the issuer, is exempt from Federal income taxes.

This report, including the financial information herein, is transmitted to shareholders of MuniHoldings Fund, Inc. for their information. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. The Fund has leveraged its Common Stock and intends to remain leveraged by issuing Preferred Stock to provide the Common Stock shareholders with a potentially higher rate of return. Leverage creates risks for Common Stock shareholders, including the likelihood of greater volatility of net asset value and market price of shares of the Common Stock, and the risk that fluctuations in the short-term dividend rates of the Preferred Stock may affect the yield to Common Stock shareholders. Statements and other information herein are as dated and are subject to change.



MuniHoldings Fund, Inc.
Box 9011
Princeton, NJ
08543-9011



Printed on post-consumer recycled paper



MuniHoldings Fund, Inc.



A Special
Message to
Shareholders


THE U.S. ECONOMY & THE AFTERMATH OF SEPTEMBER 11th

A Perspective from Bob Doll, President & Chief Investment Officer of Merrill Lynch Investment Managers, L.P.

For Americans, the world was changed forever on September 11th. In looking for some perspective, I have been reassured by my belief that the pride of America is its people and its economy. In the wake of this attack, there has been no question about the mettle of Americans - across the country, they have risen to the occasion again and again by helping the victims and raising the flag. But there are many important questions about the American economy, the engine of our way of life, that have yet to be answered, indeed, that may take months to answer.

During the coming days, weeks and months, navigating a course through the financial markets will be challenging. The resolve of Americans and the U.S. Government will be tested. But history tells us that Americans and America are resilient. And we know that the market will eventually rally. As President Bush told the nation in his speech on September 20th, "Terrorists attacked a symbol of prosperity. They did not touch its source. America is successful because of the hard work and creativity and enterprise of our people. They were the true strengths of our economy before September 11th and they are our strengths today."

For the rest of this year at least, the main event will be a market of tug-of-war as consumer demand shock vies with proactive monetary and fiscal policies from the Fed and government, which may pump as much as $100 billion into the economy. Where we go and when we get there will depend on the government's ability to reinvigorate consumer and business confidence. Eventually, the market will get back to focusing on the basics - economic and earnings fundamentals.

There is no doubt that these are extraordinarily trying times. But we have been through trying times before, and the economy has always emerged stronger than ever. We have no reason to believe this time will be any different.



MuniHoldings Fund, Inc., October 31, 2001


DEAR SHAREHOLDER


For the six months ended October 31, 2001, the Common Stock of MuniHoldings Fund, Inc. earned $0.455 per share income dividends, which included earned and unpaid dividends of $0.078. This represents a net annualized yield of 6.10%, based on a month-end per share net asset value of $14.81 per share. Over the same period, the total investment return on the Fund's Common Stock was +11.08%, based on a change in per share net asset value from $13.76 to $14.81, and assuming reinvestment of $0.445 per share income dividends.

For the six-month period ended October 31, 2001, the Fund's Auction Market Preferred Stock had an average yield of 2.51% for Series A and 2.58% for Series B.


The Municipal Market Environment
Throughout most of the six-month period ended October 31, 2001, long-term interest rates generally declined. Continued weak economic activity and declining equity markets led the Federal Reserve Board to lower short-term interest rates 100 basis points (1.00%) from May to August. These actions were taken largely to boost both economic activity and consumer confidence. By early September there were a number of, albeit few, indications pointing toward the beginning of a US economic recovery. However, immediately following the tragedy of the World Trade Center and Pentagon attacks, all such indications effectively vanished. After anemic economic growth of just 0.3% during the second quarter of 2001 and -0.4% for the third quarter of 2001, US gross domestic product is widely expected to be negative for the remainder of the year and perhaps into early 2002. The Federal Reserve Board quickly lowered short-term interest rates an additional 50 basis points immediately following the attacks, just prior to the reopening of the stock exchanges. This marked the eighth time this year the Federal Reserve Board had eased monetary conditions. Despite the events of September 11, the Federal Reserve Board noted that the nation's long-term economic prospects remained favorable.

Initially, long-term interest rates rose during the days following the September 11 attacks. The quick response by both Federal and state governments to stabilize, aid and restore US business activities promptly improved fixed-income investors' confidence. Investor attention again focused on weak US economic fundamentals and on a financial environment further impaired by the economic losses resulting from the attacks. In addition to the immediate loss of four days of equity trading and air transportation, including air cargo transfers, US consumer confidence was expected to be severely shaken, resulting in weaker consumer spending and, eventually, diminished business manufacturing. By September 30, 2001, US Treasury bond yields declined to 5.42%, their approximate level before the September attacks.

In early October, the Federal Reserve Board lowered short-term interest rates an additional 50 basis points to a target of 2.50%, the lowest rate in nearly 40 years. US economic reports continued to be very weak, pushing US equity prices lower in early October and bond prices higher. US military reprisals in Afghanistan also helped to support higher bond prices as investors sought the safe haven of US Treasury obligations. At October 31, 2001, the US Treasury announced that it would no longer issue 30-year maturity bonds, triggering an explosive fixed-income rally as investors scrambled to purchase soon-to-be unavailable issues. By the end of October, long-term US Treasury bond yields fell to 4.87%, declining more than 90 basis points during the last six months and more than 50 basis points in October 2001.

The municipal bond market displayed a very similar pattern during the October period. Long-term tax-exempt bond yields had generally declined through early September as strong investor demand easily outweighed sizable increases in new bond issuance. The disruption in the financial markets following the September 11 attacks also served to push tax-exempt bond yields higher. The municipal bond market was able to reorganize operations quickly, and tax-exempt bond yields were able to decline in conjunction with US Treasury bond yields for the remainder of the period. While municipal bond yields were unable to match the dramatic declines witnessed in the US Treasury market, tax-exempt bond prices rose strongly during late October. For the six months ended October 31, 2001, as measured by the Bond Buyer Revenue Bond Index, long-term municipal bond yields stood at 5.23%, a decline of 40 basis points and approximately 20 basis points during October.

Increased investor demand was the driving force for much of the municipal bond market's performance during the period. Investors received more than $60 billion in coupon income payments and monies from maturities and early redemptions in June and July 2001. Also, a number of mutual fund families raised more than $2.5 billion in new closed-end tax-exempt bond funds during the summer. Perhaps most importantly, short-term municipal rates continued to move lower in response to Federal Reserve Board actions. Seasonal tax pressures in March and April 2001 kept short-term municipal rates artificially high, although not as high as in recent years. As these pressures abated, short-term municipal rates declined to approximately 2%. As interest rates declined, investors extended maturities to take advantage of the steep municipal bond yield curve. All of these factors contributed to a very positive technical environment for municipal bonds in recent months. Much of this positive environment can be expected to continue in the coming months.

Recent investor demand has been strong enough to easily outweigh the continued dramatic increase in new tax-exempt bond issuance. Historically low municipal bond yields continued to allow municipalities to refund outstanding, high-couponed debt. For the six months ended October 31, 2001, more than $145 billion in long-term tax-exempt bonds was issued, an increase of nearly 40% compared to the same period a year ago. During the October 31, 2001 quarter, tax-exempt bond issuance remained sizable with almost
$70 billion in long-term municipal bonds underwritten, an increase of more than 30% compared to the October 31, 2000 quarter. Municipalities issued nearly $30 billion in tax-exempt bonds during October 2001, an increase of more than 45% compared to October 2000 issuance.

Interest rates are likely to remain near current levels, or perhaps move slightly lower, as we expect US economic conditions to remain very weak. However, in the coming months, business activity is likely to accelerate, perhaps significantly. Immediately after the September 11 attacks, the Federal Government announced a $45 billion aid package for New York City, Washington, DC and the airline industry, with additional fiscal aid packages expected. The military response to these attacks will continue to require sizable increases in Defense Department spending. Eventually, this governmental spending should result in increased US economic activity, particularly in the construction and defense industries. This governmental stimulus, in conjunction with the actions already taken by the Federal Reserve Board, can be expected to generate significant increases in US gross domestic product growth some time in 2002.

As inflationary pressures are expected to remain well-contained going forward, increased economic activity need not result in significant increases in long-term bond yields. Also, throughout much of 2001, the municipal bond market exhibited far less volatility than its taxable counterparts. Since the strong technical position that supported the tax-exempt bond market's performance this year can be expected to continue going forward, any potential increases in municipal bond yields also can be expected to be minimal.


Portfolio Strategy
During the six-month period ended October 31, 2001, we continued to focus on enhancing tax-exempt income to the Fund's Common Stock shareholders through the use of leverage. We also maintained the Fund at a market neutral, fully invested position, which enabled the Fund to realize an attractive yield with a competitive total return. The Federal Reserve Board has shifted to a very aggressive easing policy, cutting short-term interest rates by 2.00% during the past six months. The Fund benefited from this in two ways. First, the lowering of short-term interest rates by the Federal Reserve Board enabled the Fund's yield to Common Stock shareholders to rise as a result of the lower cost of funding the Auction Market Preferred Stock. Second, long-term interest rates declined in conjunction with short-term interest rates, enabling the Fund's net asset value to appreciate. A large portion of the Fund's performance came from its inverse floater holdings, as two of the Fund's larger positions were refunded.



MuniHoldings Fund, Inc., October 31, 2001


In addition to the decline in municipal interest rates, credit spreads for health care issues and utilities continued to narrow for the past several months, while airline and airport spreads widened. This helped the Fund's performance as it was overweighted in the health care and utilities sectors and underweighted in airline credits. We did increase the Fund's exposure to some of the higher-rated airline credits.

The yield on the Fund's Auction Market Preferred Stock averaged 2.50% for the past six months, but recently declined below 2.00%. Leverage continues to benefit the Fund's Common Stock shareholders by significantly augmenting their yield. However, should the spread between short-term and long-term tax-exempt interest rates narrow, the benefits of leverage will decline and, as a result, reduce the yield on the Fund's Common Stock. (For a complete explanation of the benefits and risks of leveraging, see page 5 of this report to shareholders.)

Going forward, we believe the Fund is well structured with a high current income and with a low volatility stance. We expect to maintain this strategy in the coming months.


In Conclusion
We thank you for your support of MuniHoldings Fund, Inc., and we look forward to serving your investment needs in the months and years ahead.



Sincerely,



(Terry K. Glenn)
Terry K. Glenn
President and Director



(Vincent R. Giordano)
Vincent R. Giordano
Senior Vice President



(Robert A. DiMella)
Robert A. DiMella
Vice President and Portfolio Manager



November 30, 2001



The Benefits and Risks of Leveraging


MuniHoldings Fund, Inc. has the ability to leverage to seek to enhance the yield and net asset value of its Common Stock. However, these objectives cannot be achieved in all interest rate environments. To leverage, the Fund issues Preferred Stock, which pays dividends at prevailing short-term interest rates, and invests the proceeds in long-term municipal bonds. The interest earned on these investments is paid to Common Stock shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share net asset value of the Fund's Common Stock. However, in order to benefit Common Stock shareholders, the yield curve must be positively sloped; that is, short-term interest rates must be lower than long-term interest rates. At the same time, a period of generally declining interest rates will benefit Common Stock shareholders. If either of these conditions change, then the risks of leveraging will begin to outweigh the benefits.

To illustrate these concepts, assume a fund's Common Stock capitalization of $100 million and the issue of Preferred Stock for an additional $50 million, creating a total value of $150 million available for investment in long-term municipal bonds. If prevailing short-term interest rates are approximately 3% and long-term interest rates are approximately 6%, the yield curve has a strongly positive slope. The fund pays dividends on the $50 million of Preferred Stock based on the lower short-term interest rates. At the same time, the fund's total portfolio of $150 million earns the income based on long-term interest rates. Of course, increases in short-term interest rates would reduce (and even eliminate) the dividends on the Common Stock.

In this case, the dividends paid to Preferred Stock shareholders are significantly lower than the income earned on the fund's long-term investments, and therefore the Common Stock shareholders are the beneficiaries of the incremental yield. However, if short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental yield pickup on the Common Stock will be reduced or eliminated completely. At the same time, the market value on the fund's Common Stock (that is, its price as listed on the New York Stock Exchange), may, as a result, decline. Furthermore, if long-term interest rates rise, the Common Stock's net asset value will reflect the full decline in the price of the portfolio's investments, since the value of the fund's Preferred Stock does not fluctuate. In addition to the decline in net asset value, the market value of the fund's Common Stock may also decline.

As a part of its investment strategy, the Fund may invest in certain securities whose potential income return is inversely related to changes in a floating interest rate ("inverse floaters"). In general, income on inverse floaters will decrease when short-term interest rates increase and increase when short-term interest rates decrease. Investments in inverse floaters may be characterized as derivative securities and may subject the Fund to the risks of reduced or eliminated interest payments and losses of invested principal. In addition, inverse floaters have the effect of providing investment leverage and, as a result, the market value of such securities will generally be more volatile than that of fixed-rate, tax-exempt securities. To the extent the Fund invests in inverse floaters, the market value of the Fund's portfolio and the net asset value of the Fund's shares may also be more volatile than if the Fund did not invest in these securities.

The Fund may also invest in swap agreements, which are over-the-counter contracts in which one party agrees to make periodic payments based on the change in market value of a specified bond, basket of bonds, or index in return for periodic payments based on a fixed or variable interest rate or the change in market value of a different bond, basket of bonds or index. Swap agreements may be used to obtain exposure to a bond or market without owning or taking physical custody of securities.



MuniHoldings Fund, Inc., October 31, 2001


SCHEDULE OF INVESTMENTS                                                                                      (in Thousands)
                    S&P    Moody's    Face
STATE             Ratings  Ratings   Amount   Issue                                                                  Value
Alaska--0.5%                                  Valdez, Alaska, Marine Terminal Revenue Refunding Bonds
                                              (Exxon Pipeline Company Project), VRDN (i):
                    A1+     VMIG1++  $   700     Series A, 2.05% due 12/01/2033                                    $    700
                    A1+     VMIG1++      200     Series B, 2.05% due 12/01/2033                                         200
                    A1+     VMIG1++      700     Series C, 2.05% due 12/01/2033                                         700

Arizona--1.7%       B+      Ba3        1,000  Apache County, Arizona, IDA, PCR, Refunding (Tucson
                                              Electric Power Co. Project), Series B, 5.875% due 3/01/2033               939
                    NR*     Caa2       3,000  Phoenix, Arizona, IDA, Airport Facility Revenue Refunding Bonds
                                              (America West Airlines Inc.Project), AMT, 6.30% due 4/01/2023           1,590
                    B+      Ba3        2,000  Pima County, Arizona, IDA, Industrial Revenue Refunding Bonds
                                              (Tucson Electric Power Company Project), Series B, 6% due 9/01/2029     1,909
                    NR*     NR*          925  Show Low, Arizona, Improvement District No. 5, Special Assessment
                                              Bonds, 6.375% due 1/01/2015                                               971

California--        NR*     Aa3        7,500  California State, GO, Refunding, RIB, Series 474X, 8.12% due
9.9%                                          10/01/2017 (e)(h)                                                       8,352
                    A1+     VMIG1++    3,000  Chula Vista, California, IDR, Refunding (San Diego Gas &
                                              Electric Co.), VRDN, AMT, Series A, 6.75% due 3/01/2023 (i)             3,153
                    AAA     Aaa        3,500  Encinitas, California, Unified School District, GO, 5.20%**
                                              due 8/01/2020 (e)                                                       1,339
                                              Montebello, California, Unified School District, GO (c):
                    AAA     Aaa        2,405     5.61%** due 8/01/2022                                                  819
                    AAA     Aaa        2,455     5.61%** due 8/01/2023                                                  790
                                              Sacramento County, California, Sanitation District Financing
                                              Authority, Revenue Refunding Bonds:
                    AA      Aa3       11,450     RIB, Series 366, 9.62% due 12/01/2027 (h)                           13,971
                    AA      Aa3        1,550     Series A, 5.875% due 12/01/2027                                      1,721
                    AAA     Aaa        2,330  San Marino, California, Unified School District, GO, Series A,
                                              5.66%** due 7/01/2021 (e)                                                 844

Colorado--4.2%      NR*     NR*        2,645  Elk Valley, Colorado, Public Improvement Revenue Bonds
                                              (Public Improvement Fee), Series A, 7.35% due 9/01/2031                 2,613
                    AA      NR*        9,000  Interlocken, Colorado, GO, Refunding (Metropolitan District),
                                              Series A, 5.75% due 12/15/2019                                          9,549
                    BB+     Ba1          890  Northwest Parkway, Colorado, Public Highway Authority Revenue
                                              Bonds, First Tier, Sub-Series D, 7.125% due 6/15/2041                     914

Connecticut--       AAA     Aaa        5,830  Bridgeport, Connecticut, GO, Refunding, Series A, 6%
15.3%                                         due 7/15/2012 (c)                                                       6,716
                                              Cheshire, Connecticut, GO, Refunding (Lot B):
                    NR*     Aa3        2,370     5% due 8/01/2012                                                     2,577
                    NR*     Aa3        2,360     5% due 8/01/2013                                                     2,556
                    NR*     Aa3          720     5% due 8/01/2014                                                       775
                    NR*     NR*        2,735  Connecticut State Development Authority, IDR (AFCO Cargo
                                              BDL-LLC Project), AMT, 8% due 4/01/2030                                 2,771
                    AAA     NR*        4,500  Connecticut State, HFA, Revenue Bonds (Housing Mortgage Program),
                                              AMT, Series D-2, 5.30% due 5/15/2033 (e)                                4,525
                    BBB-    Baa3       3,000  Connecticut State Health and Educational Facilities Authority,
                                              Revenue Refunding Bonds (University of Hartford), Series D,
                                              6.80% due 7/01/2022                                                     3,079
                                              Connecticut State Special Tax Obligation Revenue Bonds:
                    NR*     Aaa        4,485     RIB, Series 372, 9.74% due 12/01/2017 (c)(h)                         5,571
                    AAA     Aaa        9,805     (Transportation Infrastructure), Series A, 5.50% due
                                                 9/01/2011 (d)                                                       11,084
                    AAA     Aaa        6,205     (Transportation Infrastructure), Series A, 5.50% due
                                                 9/01/2012 (d)                                                        6,960
                                              Mohegan Tribe Indians, Connecticut, Gaming Authority, Public
                                              Improvement Revenue Refunding Bonds (Priority Distribution):
                    BBB-    NR*          720     6% due 1/01/2016                                                       723
                    BBB-    NR*          665     6.25% due 1/01/2031                                                    667

District of         AAA     Aaa        5,690  District of Columbia, University Revenue Refunding Bonds
Columbia--2.7%                                (George Washington University), Series A, 5.75% due
                                              9/15/2020 (e)                                                           6,122
                    AAA     Aaa        2,250  District of Columbia, Water and Sewer Authority, Public
                                              Utility Revenue Refunding Bonds, 5.50% due 10/01/2017 (d)               2,458

Florida--1.3%                                 Hillsborough County, Florida, IDA, Exempt Facilities Revenue
                                              Bonds (National Gypsum), AMT:
                    NR*     NR*        2,250     Series A, 7.125% due 4/01/2030                                       1,849
                    NR*     NR*        2,750     Series B, 7.125% due 4/01/2030                                       2,260

Georgia--0.7%       NR*     NR*        1,750  Atlanta, Georgia, Tax Allocation Revenue Bonds
                                              (Atlantic Station Project), 7.90% due 12/01/2024                        1,739
                    A       VMIG1++      300  Burke County, Georgia, Development Authority, PCR, Refunding
                                              (Georgia Power Company Plant--Vogtle Project), VRDN, 3rd Series,
                                              2.05% due 9/01/2025 (i)                                                   300

Illinois--1.0%      NR*     B2           870  Beardstown, Illinois, IDR (Jefferson Smurfit Corp. Project),
                                              8% due 10/01/2016                                                         905
                    BBB     NR*        2,250  Illinois Development Finance Authority, Revenue Refunding Bonds
                                              (Community Rehab Providers), Series A, 6.05% due 7/01/2019              2,230

Indiana--2.7%       NR*     NR*        8,985  Allen County, Indiana, Redevelopment District Tax Increment
                                              Revenue Bonds (General Motors Development Area), 7%**
                                              due 11/15/2013                                                          4,477
                    AAA     Aaa        3,550  Shelby, Indiana, Eastern School Building Corporation, First
                                              Mortgage Revenue Bonds, 6% due 7/15/2009 (c)(g)                         4,144

Maryland--2.3%      NR*     NR*        1,875  Anne Arundel County, Maryland, Special Obligation Revenue Bonds
                                              (Arundel Mills Project), 7.10% due 7/01/2029                            2,023
                    NR*     NR*        5,000  Maryland State Energy Financing Administration, Limited
                                              Obligation Revenue Bonds (Cogeneration--AES Warrior Run),
                                              AMT, 7.40% due 9/01/2019                                                5,265

Minnesota--         A-      NR*        3,500  Minneapolis, Minnesota, Community Development Agency,
2.9%                                          Supported Development Revenue Refunding Bonds, Series G-3,
                                              5.45% due 12/01/2031                                                    3,516
                                              Robbinsdale, Minnesota, Independent School District
                                              Number 281, GO:
                    NR*     Aa1        2,410     5.50% due 2/01/2016                                                  2,561
                    NR*     Aa1        2,850     5.625% due 2/01/2019                                                 3,008


Portfolio Abbreviations


To simplify the listings of MuniHoldings Fund, Inc.'s portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list below and at right.

AMT      Alternative Minimum Tax (subject to)
EDA      Economic Development Authority
GO       General Obligation Bonds
HFA      Housing Finance Agency
IDA      Industrial Development Authority
IDR      Industrial Development Revenue Bonds
PCR      Pollution Control Revenue Bonds
RIB      Residual Interest Bonds
RITR     Residual Interest Trust Receipts
VRDN     Variable Rate Demand Notes



MuniHoldings Fund, Inc., October 31, 2001


SCHEDULE OF INVESTMENTS (continued)                                                                          (in Thousands)
                    S&P    Moody's    Face
STATE             Ratings  Ratings   Amount   Issue                                                                  Value
Mississippi--       BBB-    Ba1      $ 7,675  Claiborne County, Mississippi, PCR, Refunding
5.6%                                          (System Energy Resources Inc. Project), 6.20% due 2/01/2026          $  7,674
                    BBB-    Ba1        3,000  Mississippi Business Finance Corporation, Mississippi, PCR,
                                              Refunding (System Energy Inc. Project), 5.90% due 5/01/2022             2,972
                    NR*     NR*        6,425  Mississippi Development Bank, Special Obligation Revenue
                                              Refunding Bonds (Diamond Lakes Resources Utilities),
                                              Series A, 6.25% due 12/01/2017                                          6,316
                    NR*     P1           700  Perry County, Mississippi, PCR, Refunding (Leaf River Forest
                                              Project), VRDN, 2.10% due 3/01/2002 (i)                                   700

Missouri--3.7%      NR*     NR*        2,000  Fenton, Missouri, Tax Increment Revenue Refunding and
                                              Improvement Bonds (Gravois Bluffs), 7% due 10/01/2021                   2,114
                    AA      Aa2        8,885  Missouri State Highway and Transportation Commission,
                                              State Road Revenue Bonds, Series A, 5.625% due 2/01/2018                9,578

New Jersey--        NR*     NR*        3,600  New Jersey EDA, Retirement Community Revenue Bonds
3.9%                                          (Seabrook Village Inc.), Series A, 8.25% due 11/15/2030                 3,822
                    BBB-    Baa3       3,425  New Jersey Health Care Facilities Financing Authority, Revenue
                                              Refunding Bonds (Saint Elizabeth Hospital Obligation Group),
                                              6% due 7/01/2020                                                        3,316
                    AAA     Aaa        4,425  Salem County, New Jersey, Industrial Pollution Control
                                              Financing Authority, Revenue Refunding Bonds (Public Service
                                              Electric & Gas), RIB, Series 380, 10.24% due 6/01/2031 (e)(h)           5,236

New Mexico--1.7%                              Farmington, New Mexico, PCR, Refunding (Public Service
                                              Company--San Juan Project):
                    BBB-    Baa3       2,000     Series A, 6.30% due 12/01/2016                                       2,044
                    BBB-    Baa3       2,000     Series D, 6.375% due 4/01/2022                                       2,055
                    AAA     Aaa        1,000  Los Alamos County, New Mexico, Utility System Revenue
                                              Refunding Bonds, Series A, 6% due 7/01/2015 (d)                         1,089

New York--15.3%     AAA     Aaa        4,000  Metropolitan Transportation Authority, New York, Dedicated
                                              Tax Fund Revenue Bonds, Series A, 5.50% due 4/01/2016 (e)               4,249
                    BBB+    Baa1       7,500  Metropolitan Transportation Authority, New York, Transit
                                              Facilities Revenue Bonds, Series A, 6% due 7/01/2024                    8,131
                    NR*     Aaa        6,000  New York City, New York, City Municipal Water Finance,
                                              Authority Water and Sewer System Revenue Bonds, RITR,
                                              Series 11, 9.37% due 6/15/2026 (d)(h)                                   7,577
                    AAA     Aaa       11,000  New York City, New York, GO, Refunding, Series G, 5.75%
                                              due 2/01/2014 (c)                                                      11,965
                    AAA     Aaa       10,000  New York City, New York, GO, Series F, 6% due 8/01/2016 (e)            11,087
                    NR*     Aaa        4,745  New York State Mortgage Agency Revenue Bonds, AMT,
                                              24th Series, 6.05% due 4/01/2020                                        5,032

Ohio--0.6%          BB-     B2         2,750  Cleveland, Ohio, Airport Special Revenue Refunding Bonds
                                              (Continental Airlines Inc. Project), AMT, 5.70% due 12/01/2019          1,928

Oregon--0.4%        NR*     NR*        1,300  Western Generation Agency, Oregon, Cogeneration Project
                                              Revenue Bonds (Wauna Cogeneration Project), AMT, Series B,
                                              7.40% due 1/01/2016                                                     1,339

Pennsylvania--      A1+     VMIG1++    1,900  Geisinger Authority, Pennsylvania, Health System
6.5%                                          Revenue Refunding Bonds (Geisinger Health Systems), VRDN,
                                              2% due 8/01/2028 (i)                                                    1,900
                    NR*     NR*        5,000  Pennsylvania Economic Development Financing Authority,
                                              Exempt Facilities Revenue Bonds (National Gypsum Company),
                                              AMT, Series B, 6.125% due 11/01/2027                                    3,603
                    AAA     NR*        4,970  Pennsylvania State Higher Educational Facilities Authority,
                                              College and University Revenue Bonds (Eastern College),
                                              Series B, 8% due 10/15/2006 (g)                                         6,150
                    A1+     NR*          500  Pennsylvania State Higher Educational Facilities Authority,
                                              Revenue Refunding Bonds (Carnegie Mellon University),
                                              VRDN, Series C, 2% due 11/01/2029 (i)                                     500
                                              Philadelphia, Pennsylvania, Authority for IDR, Refunding,
                                              Commercial Development:
                    NR*     NR*        4,000     (Days Inn), Series B, 6.50% due 10/01/2027                           4,032
                    NR*     NR*        1,500     (Doubletree), Series A, 6.50% due 10/01/2027                         1,512
                                              Philadelphia, Pennsylvania, Hospitals and Higher Education
                                              Facilities Authority, Hospital Revenue Bonds (Children's
                                              Hospital of Philadelphia Project), VRDN (i):
                    A1+     VMIG1++    1,700     2% due 3/01/2027                                                     1,700
                    A1+     VMIG1++    1,100     Series A, 2% due 3/01/2027                                           1,100

South               BBB-    NR*        2,500  South Carolina Jobs, EDA, Revenue Bonds (Myrtle Beach
Carolina--0.8%                                Convention Center), Series A, 6.625% due 4/01/2036                      2,520

Tennessee--2.8%                               Hardeman County, Tennessee, Correctional Facilities
                                              Corporation Revenue Bonds:
                    NR*     NR*          680     7% due 8/01/2004                                                       711
                    NR*     NR*        4,500     7.75% due 8/01/2017                                                  4,484
                    NR*     Aa2        3,400  Tennessee Educational Loan Revenue Bonds (Educational Funding
                                              South Inc.), AMT, Senior Series B, 6.20% due 12/01/2021                 3,613

Texas--10.7%        BBB-    Baa3       4,000  Austin, Texas, Convention Center Revenue Bonds (Convention
                                              Enterprises Inc.), First Tier, Series A, 6.70% due 1/01/2028            4,093
                    BB      Ba2        1,500  Dallas-Fort Worth, Texas, International Airport Facility
                                              Improvement Corporation Revenue Bonds (American Airlines Inc.),
                                              6% due 11/01/2014                                                       1,315
                    A1+     VMIG1++      200  Gulf Coast, Texas, Waste Disposal Authority, PCR, Refunding
                                              (Amoco Oil Company Project), VRDN, 2.05% due 10/01/2017 (i)               200
                                              Harris County, Texas, Health Facilities Development Corporation,
                                              Hospital Revenue Refunding Bonds (Methodist Hospital), VRDN (i):
                    A1+     NR*        1,600     2% due 12/01/2025                                                    1,600
                    A1+     NR*        2,000     2% due 12/01/2026                                                    2,000
                    BB-     B2         2,100  Houston, Texas, Airport System, Special Facilities Revenue
                                              Bonds (Continental Airlines), AMT, Series E, 6.75% due 7/01/2029        1,604
                    BBB     Baa2       3,500  Lower Colorado River Authority, Texas, PCR (Samsung Austin
                                              Semiconductor), AMT, 6.375% due 4/01/2027                               3,536
                    NR*     NR*        2,000  North Central Texas, Health Facility Development Corporation,
                                              Retirement Facility Revenue Bonds (Northwest Senior Housing),
                                              Series A, 7.50% due 11/15/2029                                          2,062
                    AAA     Aaa        8,000  Texas State Department of Housing and Community Affairs,
                                              Residential Mortgage Revenue Bonds, AMT, Series A, 5.70%
                                              due 1/01/2033 (b)                                                       8,552
                    AAA     Aaa        8,510  Texas State Department of Housing and Community Affairs,
                                              Residential Mortgage Revenue Refunding Bonds, AMT, Series B,
                                              5.25% due 7/01/2022 (b)                                                 8,499

Utah--0.0%          NR*     NR*        3,000  Tooele County, Utah, PCR, Refunding (Laidlaw Environmental),
                                              AMT, Series A, 7.55% due 7/01/2027 (f)                                     23


MuniHoldings Fund, Inc., October 31, 2001


SCHEDULE OF INVESTMENTS (concluded)                                                                          (in Thousands)

                    S&P    Moody's    Face
STATE             Ratings  Ratings   Amount   Issue                                                                  Value
Virginia--4.1%      NR*     NR*      $ 1,800  Albemarle County, Virginia, IDA, Mortgage Revenue
                                              (Residential Care Facility), Series A, 6.20% due 1/01/2031           $  1,791
                    AAA     Aaa        7,000  Fairfax County, Virginia, EDA, Resource Recovery Revenue
                                              Refunding Bonds, AMT, Series A, 6.10% due 2/01/2011 (a)                 8,101
                    NR*     NR*        3,250  Peninsula Ports Authority, Virginia, Revenue Refunding Bonds
                                              (Port Facility--Zeigler Coal), 6.90% due 5/02/2022 (f)                  2,072
                                              Pocahontas Parkway Associates Virginia, Toll Road Revenue
                                              Bonds, First Tier, Sub-Series C:
                    NR*     Ba1        5,600     6.25%** due 8/15/2028                                                  530
                    NR*     Ba1        5,700     6.25%** due 8/15/2029                                                  494

Washington--0.6%    NR*     NR*        2,500  Port Seattle, Washington, Special Facilities Revenue Bonds
                                              (Northwest Airlines Project), AMT, 7.25% due 4/01/2030                  2,009

Wisconsin--0.7%     AAA     Aaa        2,000  Evansville, Wisconsin, Community School District, GO,
                                              Refunding, 5.50% due 4/01/2020 (c)                                      2,100

                    Total Investments (Cost--$313,356)--102.6%                                                      322,565
                    Liabilities in Excess of Other Assets--(2.6%)                                                   (8,276)
                                                                                                                   --------
                    Net Assets--100.0%                                                                             $314,289
                                                                                                                   ========

(a)AMBAC Insured.
(b)FNMA/GNMA Collateralized.
(c)FGIC Insured.
(d)FSA Insured.
(e)MBIA Insured.
(f)Non-income producing security.
(g)Prerefunded.
(h)The interest rate is subject to change periodically and inversely based upon prevailing market rates. The interest rate shown is the rate in effect at October 31, 2001.
(i)The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at October 31, 2001.
*Not Rated.
**Represents a zero coupon bond; the interest rate shown reflects the effective yield at the time of purchase by the Fund.
++Highest short-term rating by Moody's Investors Service, Inc.

See Notes to Financial Statements.


STATEMENT OF ASSETS, LIABILITIES AND CAPITAL


                As of October 31, 2001
Assets:         Investments, at value (identified cost--$313,356,442)                                        $  322,564,903
                Cash                                                                                                 19,964
                Receivables:
                   Interest                                                                $    4,535,824
                   Securities sold                                                              1,504,465         6,040,289
                                                                                           --------------
                Prepaid expenses                                                                                      1,367
                                                                                                             --------------
                Total assets                                                                                    328,626,523
                                                                                                             --------------

Liabilities:    Payables:
                   Securities purchased                                                        14,046,083
                   Investment adviser                                                             146,399
                   Dividends to shareholders                                                      108,868        14,301,350
                                                                                           --------------
                Accrued expenses                                                                                     36,443
                                                                                                             --------------
                Total liabilities                                                                                14,337,793
                                                                                                             --------------

Net Assets:     Net assets                                                                                   $  314,288,730
                                                                                                             ==============

Capital:        Capital Stock (200,000,000 shares authorized):
                   Preferred Stock, par value $.10 per share (4,400 shares of AMPS*
                   issued and outstanding at $25,000 per share liquidation preference)                         $110,000,000
                   Common Stock, par value $.10 per share (13,795,227 shares issued
                   and outstanding)                                                        $    1,379,523
                Paid-in capital in excess of par                                              204,148,460
                Undistributed investment income--net                                            1,277,748
                Accumulated realized capital losses on investments--net                      (10,683,079)
                Accumulated distributions in excess of realized capital gains on
                investments--net                                                              (1,042,383)
                Unrealized appreciation on investments--net                                     9,208,461
                                                                                           --------------
                Total--Equivalent to $14.81 net asset value per share of
                Common Stock (market price--$14.25)                                                             204,288,730
                                                                                                             --------------
                Total capital                                                                                $  314,288,730
                                                                                                             ==============

*Auction Market Preferred Stock.

See Notes to Financial Statements.


MuniHoldings Fund, Inc., October 31, 2001


STATEMENT OF OPERATIONS


                For the Six Months Ended October 31, 2001
Investment      Interest                                                                                     $    9,022,071
Income:

Expenses:       Investment advisory fees                                                   $      858,558
                Commission fees                                                                   138,513
                Accounting services                                                                59,157
                Professional fees                                                                  45,277
                Transfer agent fees                                                                23,149
                Printing and shareholder reports                                                   20,090
                Listing fees                                                                       17,368
                Directors' fees and expenses                                                       14,579
                Custodian fees                                                                     11,166
                Pricing fees                                                                        6,879
                Other                                                                              11,906
                                                                                           --------------
                Total expenses                                                                                    1,206,642
                                                                                                             --------------
                Investment income--net                                                                            7,815,429
                                                                                                             --------------

Realized &      Realized gain on investments--net                                                                 2,556,399
Unrealized      Change in unrealized appreciation/depreciation on investments--net                               11,674,915
Gain on                                                                                                      --------------
Investments--   Net Increase in Net Assets Resulting from Operations                                         $   22,046,743
Net:                                                                                                         ==============

See Notes to Financial Statements.


STATEMENTS OF CHANGES IN NET ASSETS
                                                                                             For the Six          For the
                                                                                             Months Ended        Year Ended
                                                                                             October 31,         April 30,
                Increase (Decrease) in Net Assets:                                               2001               2001
Operations:     Investment income--net                                                     $    7,815,429    $   15,195,604
                Realized gain on investments--net                                               2,556,399         1,820,296
                Change in unrealized appreciation/depreciation on investments--net             11,674,915         7,080,183
                                                                                           --------------    --------------
                Net increase in net assets resulting from operations                           22,046,743        24,096,083
                                                                                           --------------    --------------

Dividends to    Investment income--net:
Shareholders:      Common Stock                                                               (6,135,717)      (11,507,110)
                   Preferred Stock                                                            (1,409,760)       (4,364,382)
                                                                                           --------------    --------------
                Net decrease in net assets resulting from dividends to shareholders           (7,545,477)      (15,871,492)
                                                                                           --------------    --------------

Capital Stock   Value of shares issued to Common stock shareholders in
Transactions:   reinvestment of dividends                                                              --           238,652
                                                                                           --------------    --------------

Net Assets:     Total increase in net assets                                                   14,501,266         8,463,243
                Beginning of period                                                           299,787,464       291,324,221
                                                                                           --------------    --------------
                End of period*                                                             $  314,288,730    $  299,787,464
                                                                                           ==============    ==============

                *Undistributed investment income--net                                      $    1,277,748    $    1,007,796
                                                                                           ==============    ==============

See Notes to Financial Statements.


MuniHoldings Fund, Inc., October 31, 2001


FINANCIAL HIGHLIGHTS
                                                               For the                                             For the
The following per share data and ratios                          Six                                                Period
have been derived from information                              Months                                              May 2,
provided in the financial statements.                           Ended              For the Year Ended             1997++ to
                                                               Oct. 31,                 April 30,                 April 30,
Increase (Decrease) in Net Asset Value:                          2001         2001         2000         1999         1998
Per Share         Net asset value, beginning of period        $   13.76    $   13.16    $   16.05    $   16.00    $   15.00
Operating                                                     ---------    ---------    ---------    ---------    ---------
Performance:      Investment income--net                            .56         1.10         1.18         1.24         1.21
                  Realized and unrealized gain (loss)
                  on investments--net                              1.03          .65       (2.66)          .40         1.03
                                                              ---------    ---------    ---------    ---------    ---------
                  Total from investment operations                 1.59         1.75       (1.48)         1.64         2.24
                                                              ---------    ---------    ---------    ---------    ---------
                  Less dividends and distributions to
                  Common Stock shareholders:
                     Investment income--net                       (.44)        (.83)        (.94)        (.97)        (.87)
                     Realized gain on investments--net               --           --           --        (.32)           --
                     In excess of realized gain on
                     investments--net                                --           --        (.17)           --           --
                                                              ---------    ---------    ---------    ---------    ---------
                  Total dividends and distributions
                  to Common Stock shareholders                    (.44)        (.83)       (1.11)       (1.29)        (.87)
                                                              ---------    ---------    ---------    ---------    ---------
                  Capital charge resulting from issuance
                  of Common Stock                                    --           --           --           --        (.03)
                                                              ---------    ---------    ---------    ---------    ---------
                  Effect of Preferred Stock:
                     Dividends and distributions to
                     Preferred Stock shareholders:
                        Investment income--net                    (.10)        (.32)        (.26)        (.21)        (.26)
                        Realized gain on investments--net            --           --           --        (.09)           --
                        In excess of realized gain on
                        investments--net                             --           --        (.04)           --           --
                  Capital charge resulting from issuance
                  of Preferred Stock                                 --           --           --           --        (.08)
                                                              ---------    ---------    ---------    ---------    ---------
                  Total effect of Preferred Stock                 (.10)        (.32)        (.30)        (.30)        (.34)
                                                              ---------    ---------    ---------    ---------    ---------
                  Net asset value, end of period              $   14.81    $   13.76    $   13.16    $   16.05    $   16.00
                                                              =========    =========    =========    =========    =========
                  Market price per share, end of period       $   14.25    $   13.18    $ 12.5625    $   15.25    $   14.75
                                                              =========    =========    =========    =========    =========

Total             Based on market price per share             11.58%+++       12.09%     (10.47%)       12.06%     4.01%+++
Investment                                                    =========    =========    =========    =========    =========
Return:**         Based on net asset value per share          11.08%+++       11.71%     (10.89%)        8.73%    12.83%+++
                                                              =========    =========    =========    =========    =========

Ratios Based      Total expenses, net of reimbursement***        1.20%*        1.27%        1.16%        1.20%       1.29%*
on Average                                                    =========    =========    =========    =========    =========
Net Assets        Total expenses***                              1.20%*        1.27%        1.16%        1.09%       1.05%*
Of Common                                                     =========    =========    =========    =========    =========
Stock:            Total investment income--net***                7.78%*        8.08%        8.34%        7.52%       7.77%*
                                                              =========    =========    =========    =========    =========
                  Amount of dividends to Preferred
                  Stock shareholders                             1.40%*        2.32%        1.83%        1.27%       1.67%*
                                                              =========    =========    =========    =========    =========
                  Investment income--net, to Common
                  Stock shareholders                             6.38%*        5.76%        6.51%        6.25%       6.10%*
                                                              =========    =========    =========    =========    =========

Ratios Based      Total expenses, net of reimbursement            .77%*         .80%         .74%         .73%        .58%*
on Total                                                      =========    =========    =========    =========    =========
Average Net       Total expenses                                  .77%*         .80%         .74%         .73%        .72%*
Assets:***++++++                                              =========    =========    =========    =========    =========
                  Total investment income--net                   5.01%*        5.10%        5.35%        5.05%       5.31%*
                                                              =========    =========    =========    =========    =========

Ratios Based      Dividends to Preferred Stock
on Average        shareholders                                   2.54%*        3.97%        3.27%        2.58%       3.60%*
Net Assets Of                                                 =========    =========    =========    =========    =========
Preferred Stock:

Supplemental      Net assets, net of Preferred Stock,
Data:             end of period (in thousands)                $ 204,289    $ 189,787    $ 181,324    $ 221,118    $ 219,717
                                                              =========    =========    =========    =========    =========
                  Preferred Stock outstanding, end
                  of period (in thousands)                    $ 110,000    $ 110,000    $ 110,000    $ 110,000    $ 110,000
                                                              =========    =========    =========    =========    =========
                  Portfolio turnover                             30.28%       91.25%      137.69%       66.07%      106.16%
                                                              =========    =========    =========    =========    =========

Leverage:         Asset coverage per $1,000                   $   2,857    $   2,725    $   2,648    $   3,010    $   2,997
                                                              =========    =========    =========    =========    =========

Dividends Per     Series A--Investment income--net            $     316    $   1,016    $     820    $     657    $     810
Share on                                                      =========    =========    =========    =========    =========
Preferred         Series B--Investment income--net            $     325    $     968    $     813    $     642    $     816
Stock                                                         =========    =========    =========    =========    =========
Outstanding: ++++

*Annualized.
**Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales charges. If applicable, the Fund's Investment
Adviser waived a portion of its management fee. Without such waiver, the Fund's performance would have been lower.
***Do not reflect the effect of dividends to Preferred Stock shareholders.
++Commencement of operations.
++++The Fund's Preferred Stock was issued on June 5, 1997.
++++++Includes Common andPreferred Stock average net assets.
+++Aggregate total investment return.

See Notes to Financial Statements.


MuniHoldings Fund, Inc., October 31, 2001


NOTES TO FINANCIAL STATEMENTS


1. Significant Accounting Policies:
MuniHoldings Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, closed-end management investment company. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal, recurring nature. The Fund's Common Stock is listed on the New York Stock Exchange under the symbol MHD. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Municipal bonds are traded primarily in the over-the-counter markets and are valued at the most recent bid price or yield equivalent as obtained by the Fund's pricing service from dealers that make markets in such securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-counter-market, valuation is the last asked price (options written) or the last bid price (options purchased). Securities with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by a pricing service retained by the Fund, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Board of Directors.

(b) Derivative financial instruments--The Fund may engage in various portfolio investment strategies to increase or decrease the level of risk to which the Fund is exposed more quickly and efficiently than transactions in other types of instruments. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

* Options--The Fund is authorized to write covered call options and purchase call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written.

When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Interest income is recognized on the accrual basis.

(e) Dividends and distributions--Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates. Distributions in excess of realized capital gains are due primarily to differing tax treatments for futures transactions and post-October losses.


2. Investment Advisory Agreement and Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is
Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of .55% of the Fund's average weekly net assets, including proceeds from the issuance of Preferred Stock.

For the six months ended October 31, 2001, the Fund reimbursed FAM $4,788 for certain accounting services.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, and/or ML & Co.


3. Investments:
Purchases and sales of investments, excluding short-term securities, for the six months ended October 31, 2001 were $100,161,305 and $88,278,054, respectively.

Net realized gains for the six months ended October 31, 2001 and net unrealized gains as of October 31, 2001 were as follows:


                                   Realized        Unrealized
                                    Gains            Gains

Long-term investments            $  2,556,399    $  9,208,461
                                 ------------    ------------
Total                            $  2,556,399    $  9,208,461
                                 ============    ============


As of October 31, 2001, net unrealized appreciation for Federal income tax purposes aggregated $9,208,461, of which $17,229,488 related to appreciated securities and $8,021,027 related to depreciated securities. The aggregate cost of investments at October 31, 2001 for Federal income tax purposes was $313,356,442.


4. Capital Stock Transactions:
The Fund is authorized to issue 200,000,000 shares of capital stock, including Preferred Stock, par value $.10 per share, all of which were initially classified as Common Stock. The Board of Directors is authorized, however, to reclassify any unissued shares of capital stock without approval of holders of Common Stock.

Common Stock
Shares issued and outstanding during the six months ended
October 31, 2001 remained constant and during the year ended
April 30, 2001 increased by 17,918 as a result of dividend reinvestment.

Preferred Stock
Auction Market Preferred Stock ("AMPS") are shares of Preferred Stock of the Fund, with a par value of $.10 per share and a liquidation preference of $25,000 per share, that entitle their holders to receive cash dividends at an annual rate that may vary for the successive dividend periods. The yields in effect at October 31, 2001 were as follows: Series A, 1.80% and Series B, 1.85%.

Shares issued and outstanding for the six months ended
October 31, 2001 and the year ended April 30, 2001 remained constant.

The Fund pays commissions to certain broker-dealers at the end of each auction at an annual rate ranging from .25% to .375%, calculated on the proceeds of each auction. For the six months ended October 31, 2001, Merrill Lynch, Pierce, Fenner & Smith
Incorporated, an affiliate of FAM, earned $84,482 as commissions.


5. Capital Loss Carryforward:
At April 30, 2001, the Fund had a net capital loss carryforward of approximately $13,903,000, of which $6,831,000 expires in 2008 and $7,072,000 expires in 2009. This amount will be available to offset like amounts of any future taxable gains.


6. Subsequent Event:
On November 8, 2001, the Fund's Board of Directors declared an ordinary income dividend to Common Stock shareholders in the amount of $.078170 per share, payable on November 29, 2001 to shareholders of record as of November 20, 2001.



MuniHoldings Fund, Inc., October 31, 2001


QUALITY PROFILE

The quality ratings of securities in the Fund as of October 31, 2001 were as follows:


                                        Percent of
S&P Rating/Moody's Rating               Net Assets

AAA/Aaa                                    41.7%
AA/Aa                                      18.5
A/A                                         1.1
BBB/Baa                                    13.7
BB/Ba                                       3.1
B/B                                         0.3
CCC/Caa                                     0.5
NR (Not Rated)                             19.0
Other++                                     4.7

++Temporary investments in short-term municipal securities.



MANAGED DIVIDEND POLICY


The Fund's dividend policy is to distribute all or a portion of its net investment income to its shareholders on a monthly basis. In order to provide shareholders with a more consistent yield to the current trading price of shares of Common Stock of the Fund, the Fund may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any particular month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the dividends paid by the Fund for any particular month may be more or less than the amount of net investment income earned by the Fund during such month. The Fund's current accumulated but undistributed net investment income, if any, is disclosed in the Statement of Assets, Liabilities and Capital, which comprises part of the financial information included in this report.



Officers and Directors


Terry K. Glenn, President and Director
Ronald W. Forbes, Director
Cynthia A. Montgomery, Director
Charles C. Reilly, Director
Kevin A. Ryan, Director
Roscoe S. Suddarth, Director
Richard R. West, Director
Edward D. Zinbarg, Director
Vincent R. Giordano, Senior Vice President
Robert A. DiMella, Vice President
Kenneth A. Jacob, Vice President
Donald C. Burke, Vice President and Treasurer
Alice A. Pellegrino, Secretary


Custodian
The Bank of New York
90 Washington Street
New York, NY 10286


Transfer Agents

Common Stock:
The Bank of New York
101 Barclay Street
New York, NY 10286

Preferred Stock:
The Bank of New York
100 Church Street
New York, NY 10286


NYSE Symbol
MHD